Discontinued Operation (Details) - Schedule of discontinued operation - Discontinued Operation [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Results of discontinued operation
Revenue		$ 1,000	$ 1,000
Expenses	$ 642	373	1,485
Loss (profit) for the year	642	(627)	485
Loss (profit) for the year attributable to the owners of the Company:
From continuing operations	17,826	28,701	5,408
From discontinued operation	$ 642	$ (627)	$ 485
Loss (profit) per share – Discontinued operation
Basic & diluted loss (profit) per ADS – USD (in Dollars per share)	$ 0.04	$ (0.05)	$ 0.25
Cash flows from discontinued operation
Net cash (used in) provide by operating activities	$ (374)	$ 1,705	$ (1,968)
Total	$ (374)	$ 1,705	$ (1,968)